DIREXION SHARES ETF TRUST

DIREXION DAILY JUNIOR GOLD MINERS INDEX BULL 3X SHARES (JNUG)

Supplement dated April 21, 2017

to the Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”) dated February 28, 2017,

as last supplemented April 20, 2017

Effective April 24, 2017, Rafferty Asset Management, LLC, investment adviser to the Direxion Daily Junior Gold Miners Index Bull 3X Shares (the “Fund”), will resume acceptance of daily creation orders for the Fund.

The supplement dated April 17, 2017 to the Fund’s Summary Prospectus, Prospectus and SAI dated February 28, 2017 is superseded and deleted in its entirety.

*            *             *            *            *

For more information, please contact the Funds at (866) 476-7523.

Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.